UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 17, 2005

(Date of earliest event reported: November 16, 2005)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in charter)

DELAWARE	1-10934	39-1715850
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA
SUITE 3300
HOUSTON, TEXAS	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 16, 2005, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Underwriting Agreement relating to the public offering of up to 3,450,000 Class A Common Units (including the underwriters’ over-allotment option to purchase up to 450,000 Class A Common Units) representing limited partner interests in the Partnership (the “Units”). On November 17, 2005, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the Partnership filed with the Commission a Prospectus Supplement to its global shelf registration statement on Form S-3 dated August 5, 2003 (Registration No. 333-106660) relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the offering of the Units are hereby incorporated into such Registration Statement by reference.

ITEM 8.01.   OTHER EVENTS.

In connection with our recently announced pricing of the offering described in Item 1.01, UBS Securities LLC has advised us that, on November 16, 2005, it purchased 116,000 Class A Common Units at an average price of $46.14 per unit in stabilizing transactions conducted prior to the determination of the public offering price.

This filing does not constitute an offer to sell or the solicitation of an offer to buy the securities and there shall be no sales of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

1.1           Underwriting Agreement.

5.1           Opinion of Fulbright & Jaworski L.L.P.

8.1           Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1         Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2         Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Dated November 17, 2005	By:	/s/ Jody L. Balko
Jody L. Balko
Controller
(Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1

Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).